Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia U.S. Social Bond Fund	11/1/2017
Effective on or about May 1, 2018 (the Effective Date), the information under the heading “Fund Management” in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Chad Farrington, CFA	Senior Analyst, Head of Municipal Bond Credit Research and Portfolio Manager	Lead Portfolio Manager	2015
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Portfolio Manager	2015
The rest of the section remains the same.
As of the Effective Date, the information under the heading “Portfolio Managers” in the “More Information About the Fund - Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Chad Farrington, CFA	Senior Analyst, Head of Municipal Bond Credit Research and Portfolio Manager	Lead Portfolio Manager	2015
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Portfolio Manager	2015
Mr. Farrington joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Farrington began his investment career in 1998 and earned a B.S. from Montana State University.
Mr. Murphy joined the Investment Manager in 2002. Mr. Murphy began his investment career in 1986 and earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Michigan.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP262_07_002_(04/18)